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Lynn Kettleson

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DAVLIN PHILANTHROPIC FUND ACHIEVES MORNINGSTAR FIVE-STAR RATING FOR THREE-YEAR PERFORMANCE

WAYLAND, MA (July 27, 2011)  -- The Davlin Philanthropic Fund, the first mutual fund to allow investors to direct charitable donations from the advisory fees, is pleased to announce that it has achieved a Morningstar five-star rating for its three-year performance in the mid-cap value class.

Morningstar ranks and rates funds within various categories based on an enhanced Morningstar Risk-Adjusted Return measure.  For more information on the Morningstar rating system, investors should visit www.Morningstar.com.  The Davlin Fund information can be accessed using its symbol: DPFDX.

Davlin Philanthropic Returns as of June 30, 2011 versus Indices	Davlin Fund	Russell 2000	S&P 500
One Year Performance	27.45%	37.41%	30.69%
Three Year Performance	11.93%	7.77%	3.34%	annualized
Since Inception (June 11, 2008)	11.30%	5.56%	1.32%	annualized

“I am honored that Morningstar has recognized our low-risk, high return value strategy,”  said Bill Davlin, president of the Davlin Philanthropic Fund.  “That places our Fund within the top 10 percent of funds in that particular Morningstar category.  We are proud of our performance over the past three years.”  For more information on the fund’s performance, please visit www.DavlinFunds.org or phone 1-877-Davlin-8.

As important as performance, Davlin said, the Fund also is the first to allow investors to make an impact on philanthropy.

“By creating a mutual fund where investors own the assets and get all the returns (less fees and expenses), and their favorite charities get a portion of the advisory fees, we have created a tool that can offer the average person the opportunity to make a significant difference.  Since each account also provides the option for a death benefit, our Fund offers many of the advantages of a planned giving program,” he said.

“This is what we like to refer to as Sustainable Giving. Over the long term, we hope to fundamentally change the landscape of philanthropy,” he said.  “As we continue to grow, the world will get a whole new group of philanthropic supporters.”  (To learn how much you can give as a lifetime philanthropist, go to www.DavlinFunds.org and click on the Donation Calculator – Advanced Calculator & Assumptions.)

About the Davlin Philanthropic Fund

The Davlin Philanthropic Fund is the first no-load mutual fund that allows investors to direct charitable contributions from the advisory fees while maintaining control and ownership of their investment.  The Davlin Fund charges 1.50% in fees, and donates one-third (or 0.50%) of the fee and 100% of Fund manager’s profits to charities with guidance from Fund investors.  The Fund is a diversified, open-end mutual fund investing primarily in US-based companies. The Fund seeks long term capital appreciation and emphasizes a value style of investing without regard to company size.  For more information, please go to www.DavlinFunds.org or phone 1-877-Davlin-8.

Performance data represents past performance, which is not indicative of future performance.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost; and that current performance may be lower or higher than the performance data quoted.  As always, investors should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains these as well as other information about the Fund.  A prospectus and current performance data may be obtained from www.DavlinFunds.org or by calling 1-877-Davlin-8.  Read the prospectus carefully before investing. .  The Fund's total expense ratio, as provided in the Fund prospectus dated August 1, 2010, was 1.56%.

Morningstar ratings are calculated based on Morningstar risk-adjusted returns measures that accounts for variation in a fund's monthly performance (including the effect of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.55 receive 2 stars and the bottom 10% receive 1 star.  The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics.  The Davlin Philanthropic Fund was rated five stars out of 348 funds in Morningstar's Mid-Cap Value Category for the 3 year period ended June 30, 2001.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The

Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. You cannot invest directly in the Index.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. The S&P 500 is a widely recognized, unmanaged index of common stock prices. The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes. You cannot invest directly in the Index.